EXHIBIT 10.1(h)
                                                                 ---------------


                       SIXTH AMENDMENT TO CREDIT AGREEMENT
                           Dated as of March 12, 2002

          Reference is made to that certain Revolving Credit and Participation Agreement dated as of March 14, 2001 (said Agreement, as amended to the date hereof, being the "Credit Agreement", the terms defined therein being used in this Sixth Amendment (this "Amendment") as therein defined), among Covanta Energy Corporation ("Company"), the Subsidiaries of Company listed on the signature pages thereof (collectively, Company and such Subsidiaries are referred to herein as "Borrowers"), the financial institutions listed on the signature pages thereof, Administrative Agent and Documentation Agent. Borrowers and the undersigned Agents and Lenders hereby agree as follows:

          Section 10 of the Credit Agreement is hereby amended by adding at the end thereof the following new subsection 10.27:

          "10.27 Cash Withdrawals During Designated Period.

               Anything contained in this Agreement to the contrary notwithstanding, solely during the Designated Period (as defined below): (i) the conditions precedent set forth in subsection 4.4C(iv) shall be deemed waived; (ii) the conditions precedent set forth in subsections 4.4C(ii-iii) and any required representation in subsection 5.8A or any Notice of Withdrawal, to the extent such conditions cannot be satisfied or such representation cannot be made solely as a result of the Designated Payment Defaults (as defined below), shall be deemed waived; (iii) subsection 4.4C shall be deemed modified to give effect to the waivers described in the preceding clauses (i) and (ii); (iv) the requirements of subsection 7.16A(e) for the week ending March 15, 2002 shall be deemed waived, provided that the "Ending Cash Balance" as of March 15, 2002 shall be $23,000,000; (v) the "Ending Cash Balance" for purposes of subsection 7.16A(e) for the week ending March 22, 2002 shall be $19,000,000; (vi) Borrowers shall be permitted to deliver a Notice of Withdrawal at any time prior to 4:00 p.m. (New York City time) on any proposed Withdrawal Date for a withdrawal from the Cash Collateral Account on such date; and (vii) no Mandatory Payment shall be required to be made pursuant to the first sentence of subsection 2.6A(iii)(e). As used herein, the "Designated Period" means the period from March 12, 2002 through and including March 22, 2002; provided that such Designated Period shall end at such time as any Potential Event of Default or Event of Default (other than the Potential Events of Default and Events of Default arising solely from Borrowers' (x) failure to reimburse an honored drawing under the Pooled Letter of Credit issued by Fleet National Bank relating to the Senators Hockey Club and the resulting acquisition of preference shares, and (y) failure to pay interest and fees owing during the Designated Period with respect to the Obligations (collectively, the "Designated Payment Defaults")) shall have occurred and be continuing."

          On and after the Effective Date (as defined below), each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment. Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed. The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or any Lender under, the Credit Agreement or any of the other Loan Documents. Each Borrower and Subsidiary Guarantor hereby acknowledges that it has read this Amendment and consents to the terms hereof and further hereby confirms and agrees that, notwithstanding the effectiveness of this Amendment, the obligations of such Loan Party under each of the Loan Documents to which it is a party shall not be impaired and each of the Loan Documents to which it is a party are, and shall continue to be, in full force and effect and are hereby confirmed and ratified in all respects.

          This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts; each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. This Amendment shall become effective upon the execution of counterparts hereof by Loan Parties, Agents and Supermajority Lenders and receipt by Company and Administrative Agent of written or telephonic notification of such execution and authorization of delivery thereof (the date of such effectiveness being the "Effective Date").

          THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

                  IN WITNESS WHEREOF, the each of the undersigned has caused this Amendment to be duly executed and delivered by its officer thereunto duly authorized as of the date first written above.

                           COVANTA ENERGY CORPORATION

                           By: /s/ Jeffrey R. Horowitz
                               -----------------------
                                 Name: Jeffrey R. Horowitz
                                 Title: Authorized Officer

                           Each of the entities named on Schedule A annexed hereto, as Borrowers

                           By:  /s/ Jeffrey R. Horowitz
                                -----------------------
                                 Name: Jeffrey R. Horowitz
                                 Title: Authorized Officer

                           Each of the entities named on Schedule B annexed hereto, as Subsidiary Guarantors

                           By:  /s/ Scott G. Mackin
                                -------------------
                                 Name: Scott G. Mackin
                                 Title: Authorized Officer

          IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be duly executed and delivered by its officer thereunto duly authorized as of the date first written above.

                                                   BANK OF AMERICA NA

                                                   By:  /s/ Michael R. Heredia
                                                        ----------------------
                                                       Name:  Michael R. Heredia
                                                       Title: Managing Director

          IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be duly executed and delivered by its officer thereunto duly authorized as of the date first written above.

                                       Deutsche Bank AG, New York Branch

                                       By:  /s/ Keith C. Braun
                                            -------------------
                                             Name:  Keith C. Braun
                                             Title: Vice President

                                       By:  /s/ Clark G. Peterson
                                            ---------------------
                                             Name:  Clark G. Peterson
                                             Title: Vice President

          IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be duly executed and delivered by its officer thereunto duly authorized as of the date first written above.

                                         ABNAMRO BANK N.V.

                                         By:  /s/ Neil J. Bivona
                                              ------------------
                                               Name:  Neil J. Bivona
                                               Title: Group Vice President

                                         By:  /s/ William J. Fitzgerald
                                              -------------------------
                                               Name:  William J. Fitzgerald
                                               Title:     Senior Vice President

          IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be duly executed and delivered by its officer thereunto duly authorized as of the date first written above.

                                            Banc of America Securities
                                            LLC as Agent for Bank of
                                            America, N.A.

                                            By:  /s/ Peter T. Santry
                                                 -------------------
                                                 Name: Peter T. Santry

          IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be duly executed and delivered by its officer thereunto duly authorized as of the date first written above.

                                                     BANK OF MONTREAL




                                                     By:  /s/ Heather L. Turf
                                                          -------------------
                                                          Name:  Heather L. Turf
                                                          Title: Director

                  IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be duly executed and delivered by its officer thereunto duly authorized as of the date first written above.

                                            BAYERISCHE HYPO-UND VEREINSBANK AG

                                            By:  /s/ John W. Sweeney
                                                 -------------------
                                                 Name: John W. Sweeney
                                                 Title: Director

                                            By:  /s/ Salvatore Esposito
                                                 -----------------------
                                                 Name:  Salvatore Esposito
                                                 Title: Director

          IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be duly executed and delivered by its officer thereunto duly authorized as of the date first written above.

                                          CANADIAN IMPERIAL BANK OF COMMERCE

                                          By:  /s/ D.K. Smith
                                               --------------
                                               Name:  D.K. Smith
                                               Title: Managing Director

                                          By:  /s/ R.M. Callander
                                               ------------------
                                                Name:  R.M. Callander
                                                Title: Director

          IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be duly executed and delivered by its officer thereunto duly authorized as of the date first written above.

                                   CLARICA LIFE INSURANCE CO.

                                   By:  /s/ Sara M. Alvarado
                                        --------------------
                                        Name:  Sara M. Alvarado
                                        Title: Director, Structured Finance

          IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be duly executed and delivered by its officer thereunto duly authorized as of the date first written above.

                                          Commerzbank AG,
                                          New York and Grand Cayman Branches

                                          By:  /s/ Robert Donohue
                                               ------------------
                                               Name:  Robert Donohue
                                               Title: Senior Vice President




                                          By:  /s/ Peter Doyle
                                               ---------------
                                               Name:  Peter Doyle
                                               Title: Vice President

          IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be duly executed and delivered by its officer thereunto duly authorized as of the date first written above.

                                         First Union National Bank

                                         By:  /s/ Joel Thomas
                                              ---------------
                                              Name:  Joel Thomas
                                              Title: Vice President

                  IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be duly executed and delivered by its officer thereunto duly authorized as of the date first written above.

                                              FLEET NATIONAL BANK

                                              By:  /s/ Michael F. O'Neill
                                                   ----------------------
                                                   Name:  Michael F. O'Neill
                                                   Title: Senior Vice President

          IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be duly executed and delivered by its officer thereunto duly authorized as of the date first written above.

                                     HSBC BANK CANADA

                                     By:  /s/ B.W. Pettit
                                          ---------------
                                          Name:  B.W. Pettit
                                          Title: Assistant Vice President

                                     By:  /s/ R.S. MacKenzie
                                          ------------------
                                           Name:  R.S. MacKenzie
                                           Title: Assistant Vice President

                  IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be duly executed and delivered by its officer thereunto duly authorized as of the date first written above.

                                       HSBC BANK CANADA
                                       as successor company to
                                       Credit Lyonnais Canada


                                       By:  /s/ B.W. Pettit
                                            ---------------
                                            Name:  B.W. Pettit
                                            Title: Assistant Vice President

                                       By:  /s/ R.S. MacKenzie
                                            ------------------
                                             Name:  R.S. MacKenzie
                                             Title: Assistant Vice President

          IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be duly executed and delivered by its officer thereunto duly authorized as of the date first written above.

                                                     HSBC BANK USA

                                                     By:  /s/ Carol A. Kraus
                                                          ------------------
                                                           Name:  Carol A. Kraus
                                                           Title: HSBC Bank USA
                                                                  Vice President

          IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be duly executed and delivered by its officer thereunto duly authorized as of the date first written above.

                                             THE HUNTINGTON NATIONAL BANK


                                             By:  /s/ Thomas F. Krusnel
                                                  ---------------------
                                                   Name:  Thomas F. Krusnel
                                                   Title: Vice President

          IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be duly executed and delivered by its officer thereunto duly authorized as of the date first written above.

                                                     JP Morgan Chase Bank

                                                     By:  /s/ Michael Lancia
                                                          ------------------
                                                          Name:  Michael Lancia
                                                          Title: Vice President

          IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be duly executed and delivered by its officer thereunto duly authorized as of the date first written above.

                        LANDESBANK HESSEN-THURINGEN GIROZENTRALE

                                     By:  /s/ Michael D. Novack
                                          ---------------------
                                          Name:  Michael D. Novack
                                          Title: VP

                                     By:  /s/ David A. Leech
                                          ------------------
                                          Name:  David A. Leech
                                          Title: Vice President
                                                 Corporate Finance Division
                                                 Structured Finance Dept.

          IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be duly executed and delivered by its officer thereunto duly authorized as of the date first written above.

                                                   NATIONAL WESTMINSTER BANK plc

                                                   By:  /s/ Julian Dakin
                                                        ----------------
                                                        Name:  Julian Dakin
                                                        Title: Vice President

          IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be duly executed and delivered by its officer thereunto duly authorized as of the date first written above.

                                                     ROYAL BANK OF SCOTLAND plc

                                                     By:  /s/ Julian Dakin
                                                          ----------------
                                                          Name:  Julian Dakin
                                                          Title: Vice President

          IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be duly executed and delivered by its officer thereunto duly authorized as of the date first written above.

                                                     SANPAOLO IMI S.p.A.

                                                     By:  /s/ Carlo Persico
                                                          -----------------
                                                           Name:  Carlo Persico
                                                           Title: G.M.

                                                     By:  /s/ Robert Wurster
                                                          -------------------
                                                           Name:  Robert Wurster
                                                           Title: SVP

                  IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be duly executed and delivered by its officer thereunto duly authorized as of the date first written above.

                                               THE BANK OF NEW YORK

                                               By:  /s/ Julie B. Fellosco
                                                    ---------------------
                                                    Name:  Julie B. Fellosco
                                                    Title: Vice President

          IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be duly executed and delivered by its officer thereunto duly authorized as of the date first written above.

                                   The Bank of Nova Scotia

                                   By:  /s/ Joseph J. Farricielli, Jr.
                                        ------------------------------
                                        Name:  Joseph J. Farricielli, Jr.
                                        Title: Director

          IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be duly executed and delivered by its officer thereunto duly authorized as of the date first written above.

                                         The Sumitomo Trust & Banking Co., Ltd.,
                                         NY Branch

                                         By:  /s/ Elizabeth A. Quirk
                                              ----------------------
                                              Name:  Elizabeth A. Quirk
                                              Title:    Vice President

          IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be duly executed and delivered by its officer thereunto duly authorized as of the date first written above.

                                                     THE TORONTO DOMINION BANK

                                                     By:  /s/ Mark A. Baird
                                                          -----------------
                                                          Name:  Mark A. Baird
                                                          Title: Mgr. CR Admin.

          IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be duly executed and delivered by its officer thereunto duly authorized as of the date first written above.

                                                       THE TORONTO-DOMINION BANK

                                                      By: /s/ L. Godina
                                                          -------------
                                                          Name:  L. Godina
                                                          Title: Vice President

          IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be duly executed and delivered by its officer thereunto duly authorized as of the date first written above.

                                               U.S. BANK, N.A.

                                               By:  /s/ Alan R. Milster
                                                    -------------------
                                                     Name:  Alan R. Milster
                                                     Title: Vice President

          IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be duly executed and delivered by its officer thereunto duly authorized as of the date first written above.

                                         Westdeutsche Landesbank Girozentrale,
                                         New York Branch

                                         By:  /s/ Alan S. Bookspan
                                              --------------------
                                               Name:  Alan S. Bookspan
                                               Title: Director


                                          By:  /s/ Walter T. Duffy III
                                               -----------------------
                                                Name:  Walter T. Duffy III
                                                Title: Associate Director

                                                                      Schedule A

                                 OTHER BORROWERS

1.       Covanta Acquisition, Inc.
2.       Covanta Bessemer, Inc.
3.       Covanta Cunningham Environmental Support, Inc.
4.       Covanta Geothermal Operations Holdings, Inc.
5.       Covanta Imperial Power Services, Inc.
6.       Covanta Oahu Waste Energy Recovery, Inc.
7.       Covanta Energy Americas, Inc.
8.       Covanta Energy Construction, Inc.
9.       Covanta Energy Group, Inc.
10.      Covanta Energy Resource Corp.
11.      Covanta Energy Sao Jeronimo, Inc.
12.      Covanta Energy West, Inc.
13.      Covanta Energy International, Inc.
14.      Covanta Energy Services, Inc.
15.      Covanta Equity of Stanislaus, Inc.
16.      Covanta Financial Services, Inc.
17.      Covanta Geothermal Operations, Inc.
18.      Covanta Haverhill Properties, Inc.
19.      Covanta Hydro Energy, Inc.
20.      Covanta Hydro Operations West, Inc.
21.      Covanta Haverhill, Inc.
22.      Covanta Huntington Resource Recovery One Corp.
23.      Covanta Huntington Resource Recovery Seven Corp.
24.      Covanta Long Island, Inc.
25.      Covanta Oil & Gas, Inc.
26.      Covanta Omega Lease, Inc.
27.      Covanta Onondaga Five Corp.
28.      Covanta Onondaga Four Corp.
29.      Covanta Onondaga Three Corp.
30.      Covanta Onondaga Two Corp.
31.      Covanta Onondaga, Inc.
32.      Covanta Onondaga Operations, Inc.
33.      Covanta OPWH, Inc.
34.      Covanta Power Development, Inc.
35.      Covanta Power Development of Bolivia, Inc.
36.      Covanta Power Equity Corporation
37.      Covanta Power International Holdings, Inc.
38.      Covanta Projects, Inc.
39.      Covanta RRS Holdings Inc.
40.      Covanta SIGC Geothermal Operations, Inc.
41.      Covanta Stanislaus, Inc.
42.      Covanta Systems, Inc.
43.      Covanta Waste Solutions, Inc.
44.      Covanta Waste to Energy of Italy, Inc.
45.      Covanta Waste to Energy, Inc.
46.      Covanta Secure Services USA, Inc.
47.      Covanta Secure Services, Inc.
48.      Covanta Water Holdings, Inc.
49.      Covanta Water Systems, Inc.
50.      Covanta Water Treatment Services, Inc.
51.      DSS Environmental, Inc.
52.      Haverhill Power, Inc.
53.      Covanta Honolulu Resource Recovery Venture
54.      LMI, Inc.
55.      Michigan Waste Energy, Inc.
56.      Covanta New Martinsville Hydro-Operations Corporation
57.      OFS Equity of Alexandria/Arlington, Inc.
58.      OFS Equity of Babylon, Inc.
59.      OFS Equity of Delaware, Inc.
60.      OFS Equity of Huntington, Inc.
61.      OFS Equity of Indianapolis, Inc.
62.      OFS Equity of Stanislaus, Inc.
63.      Covanta Engineering Services, Inc.
64.      Ogden Environmental & Energy Services Co., Inc.
65.      Covanta Hydro Operations, Inc.
66.      Ogden Management Services, Inc.
67.      Covanta Marion Land Corp.
68.      Covanta Operations of Union LLC
69.      Covanta Alexandria/Arlington, Inc.
70.      Covanta Bristol, Inc.
71.      Covanta Fairfax, Inc.
72.      Covanta Hillsborough, Inc.
73.      Covanta Huntsville, Inc.
74.      Covanta Kent, Inc.
75.      Covanta Lancaster, Inc.
76.      Covanta Lee, Inc.
77.      Covanta Marion, Inc.
78.      Covanta Montgomery, Inc.
79.      Covanta Northwest Puerto Rico, Inc.
80.      Covanta Pasco, Inc.
81.      Covanta Plant Services of New Jersey, Inc.
82.      Covanta Projects of Hawaii, Inc.
83.      Ogden Services Corporation
84.      Covanta Wallingford Associates, Inc.
85.      Covanta Key Largo, Inc.
86.      Covanta Tampa Bay, Inc.
87.      Covanta Equity of Alexandria/Arlington, Inc.
88.      OPI Quezon Inc.
89.      Covanta OPW Associates, Inc.
90.      Covanta Mid-Conn., Inc.
91.      Three Mountain Operations, Inc.
92.      The Metropolitan Entertainment Co., Inc.
93.      J.R. Jacks Construction Corporation
94.      Ogden Constructors, Inc.
95.      Covanta Huntington, Inc.

                                                                      Schedule B

                              SUBSIDIARY GUARANTORS

1.       LaGuardia Fuel Facilities Corporation
2.       Lenzar Electro-Optics, Inc.
3.       Newark Automotive Fuel Facilities Corporation
4.       Ogden Allied Maintenance Corporation
5.       Ogden Allied Payroll Services, Inc.
6.       Ogden Attractions, Inc.
7.       Ogden Aviation Distributing Corporation
8.       Ogden Aviation Fueling Company of Virginia, Inc.
9.       Ogden Aviation Service Company of Colorado, Inc.
10.      Ogden Aviation Service Company of New Jersey, Inc.
11.      Ogden Aviation Service Company of New York, Inc.
12.      Ogden Aviation Service Company of Pennsylvania, Inc.
13.      Ogden Aviation Service International Corporation
14.      Ogden Aviation, Inc.
15.      Ogden Cargo Spain, Inc.
16.      Ogden Central and South America, Inc.
17.      Ogden Facility Holdings, Inc.
18.      Ogden Film and Theatre, Inc.
19.      Ogden Firehole Entertainment Corp.
20.      Ogden International Europe, Inc.
21.      Ogden New York Services, Inc.
22.      Philadelphia Fuel Facilities Corporation
23.      PA Aviation Fuel Holdings, Inc.